UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-4625
                                  ---------------------------------
        Midas Special Equities Fund, Inc.
     --------------------------------------------------------------
        (Exact name of registrant as specified in charter)

        11 Hanover Square, New York, NY 10005
     --------------------------------------------------------------
        (Address of principal executive offices)     (Zipcode)

        Monica Pelaez, Secretary
        11 Hanover Square
        New York, NY 10005
     --------------------------------------------------------------
        (Name and address of agent for service)

Registrant's telephone number, including area code:  212-480-6432
                                                   ----------------

Date of fiscal year end:  12/31/03
                        ------------------
Date of reporting period:  1/1/03 - 06/30/03
                         ---------------------------

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

Item 1. Report to Shareholders

                                   Midas Funds

                                  JUNE 30, 2003

                               SEMI-ANNUAL REPORT

                        ---------------------------------
                                   MIDAS FUND
                        ---------------------------------
                           MIDAS SPECIAL EQUITIES FUND
                        ---------------------------------
                              MIDAS DOLLAR RESERVES
                        ---------------------------------

                               [LOGO] Midas FUNDS
                            Discovering Opportunities

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                                    Contents
--------------------------------------------------------------------------------
Letter to Our Shareholders                                                     1
--------------------------------------------------------------------------------
PORTFOLIO COMMENTS
Midas Fund                                                                     2
Midas Special Equities Fund                                                    3
Midas Dollar Reserves                                                          4
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Midas Fund                                                                     5
Midas Special Equities Fund                                                    6
Midas Dollar Reserves                                                          7
--------------------------------------------------------------------------------
Consolidated Financial Statements                                              8
Notes to Financial Statements                                                 11
Financial Highlights                                                          13
New Account Application                                                       15
Additional Information                                         Inside Back Cover
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fund            Investment Objective
--------------------------------------------------------------------------------
Midas           Fund Seeks primarily capital appreciation and protection against inflation and secondarily current income by investing in gold, silver, and platinum shares.
--------------------------------------------------------------------------------
Midas Special Invests aggressively in stocks, options, and futures for maximum Equities Fund capital appreciation.
--------------------------------------------------------------------------------
Midas Dollar    A high quality money market fund investing in U.S. Government
Reserves        securities. Free, unlimited check writing with only a $250 minimum per check.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               To Our Shareholders
--------------------------------------------------------------------------------

                       What a difference six months make!

     The Federal Reserve Bank, showing increasing vigilance against deflation, and in recognition of slowing economic growth, continued its 2001 and 2002 series of Federal Funds target interest rate reductions - most recently on June 25, 2003 from 1.25% to 1.00%. Despite only a modest improvement in some economic indicators, general equities markets have reacted strongly to the rate cuts so far, particularly in the second quarter of 2003. After three down years, the broad equity indexes in almost every sector are showing positive results so far in 2003.

     We have been focusing our efforts in sectors of the economy that we expect will show continuing market leadership, looking for quality companies with unique combinations of financial, product, and brand strength. More importantly, notwithstanding any changes in the global economy, politics or financial markets, we remain committed to our stock selection process based on fundamental analysis with the objective to invest only in those companies we believe to be best poised to meet the objectives of the Funds over the long term. At the same time, we seek to take advantage of the investment flexibility offered by the Midas Funds by using options, futures and leverage opportunistically to take advantage of shorter term trends in the financial markets.

     Although anticipating changes in financial markets and stock prices is a difficult process, we think investors can plan for their future needs successfully by following three basic rules. First, commit to an investment program for the long term to reduce emotional vulnerability to what may be short term swings. Second, seek to reduce overall portfolio volatility through diversification. The three Midas Funds - Special Equities Fund for longer term, stock market oriented objectives, money market fund Dollar Reserves for short term needs, and Midas Fund for capital appreciation and a hedge against inflation - can help. Third, invest a set amount of money in a Fund, or several Funds, each month or quarter, with periodic reviews of overall results as part of a long range plan to reach your investment goals.

     In closing, we wish to extend a warm welcome to all those shareholders of the Funds who have joined us since our last Report either by opening accounts directly, or through a brokerage firm, and to express our gratitude to those who have entrusted us with their investment over the past years. As always, please call us at 1-800-400-MIDAS (6432) if you have any questions, and we will be happy to assist you.

                                               Sincerely,


                                               /s/ Thomas B. Winmill
                                               ---------------------------------
                                               Thomas B. Winmill
                                               President

--------------------------------------------------------------------------------

                        --------------------------------
                                   Midas Fund
                        --------------------------------
                               C O M M E N T A R Y

It is indeed a pleasure to submit our Semi-Annual Report for Midas Fund. It is also very gratifying to welcome our many new shareholders attracted to the Fund's policy of investing primarily in securities of companies principally involved in mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources.

     Although the 2003 opening London fix for gold was roughly $342 and the closing fix on June 30, 2003 was $346, it should be noted that the first half average in 2003 was approximately $349 versus $310 in for the first half of 2002, a significant improvement. Interestingly, while the average price of gold is higher this year compared to last year, many gold mining companies with operations outside the United States are reporting lower earnings because of the weaker U.S. dollar. In effect, as the currency where their operations take place strengthens, their costs in U.S. dollar terms rise and their profit margins are reduced.

     Gold's volatility in the first half of 2003, with prices ranging from approximately $320 to $390, we believe reflects its continuing role as a safe haven, as well as an accurate barometer of world events, ranging from Persian Gulf violence and the North Korean crisis, to international trade, economies, and currencies. Gold's price volatility did occasion some investor anxiety, but also opportunity. At the price downturn, the share prices of most North American gold producers were near 52-week lows and some major producers were close to 2 year lows. Midas Fund's total return in the first six months of 2003 was a negative 1.96%, disappointing following a total return gain of +61.05% for the year 2002.

     During the first six months of the year, the Fund benefitted by positive trends in the market for senior quality companies in which the Fund predominately invests and appreciation in a number of special situation investments, but lost ground when the mine development plans of a large holding were delayed by local opposition in South America. Fund returns were also restrained by the lackluster performance of its small allocation to platinum companies, which now has been reduced from 2002 levels. In view of the volatile market conditions, however, the Fund sought to utilize a flexible leveraging strategy and attempted to engage in option strategies on an opportunistic basis. Similarly, Midas Fund's emphasis on quality, global gold mining companies has been enhanced with a larger allocation to junior gold producers with what we consider to be exceptional prospects. Currently, the Fund is leveraged and aggressively invested in gold stocks, reflecting an optimistic outlook for the gold sector versus all other asset categories.

     As we have stated in our prior Reports, it appears that a powerful, pro-gold change in the world economies is occurring by virtue of the aggressive cuts in interest rates by the Federal Reserve begun in 2001 and continued most recently through June 2003. Moreover, after having endured a levitating U.S. dollar and "bubble" stock market, increasing mine production, hedging, and high-publicity central bank sales, gold would seem to be poised to benefit from the weaker dollar, uncertain equity markets, and curtailed exploration activity. Looking ahead, we believe factors that could lead to further increases in gold prices are a declining dollar, weak general equity markets, and money supply growth, which could cause increasing gold bullion demand for both investment and inflation protection. The U.S. Government's ongoing drive to prop up the stock market and economy with lower interest rates, plus money supply growth, may have the unintended, or tolerated, effect to further decrease the attractiveness of the U.S. dollar and, by stimulating the economy, heighten inflationary expectations. Any of these events could cause strength in gold prices and, in turn, gold stocks.

     We think Midas Fund is well positioned to take advantage of these positive trends.

                                 TOP 10 HOLDINGS
                               AS OF JUNE 30, 2003
--------------------------------------------------------------------------------
1    Placer Dome Inc.
--------------------------------------------------------------------------------
2    Golden Cycle Gold Corporation
--------------------------------------------------------------------------------
3    Barrick Gold Corp.
--------------------------------------------------------------------------------
4    Meridian Gold Inc.
--------------------------------------------------------------------------------
5    Newcrest Mining Ltd.
--------------------------------------------------------------------------------
6    Newmont Mining Corp.
--------------------------------------------------------------------------------
7    Randgold Resources Limited
--------------------------------------------------------------------------------
8    Freeport-McMoRan Copper & Gold, Inc. Class B
--------------------------------------------------------------------------------
9    Gold Fields Limited
--------------------------------------------------------------------------------
10   Harmony Gold Mining Company Limited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        --------------------------------
                           Midas Special Equities Fund
                        --------------------------------
                               C O M M E N T A R Y

We are very pleased to submit this 2003 Semi-Annual Report for Midas Special Equities Fund, and to welcome our new shareholders who find the Fund's aggressive investment approach attractive. The Fund's strategy in the first half of the year was to maintain a focused allocation in high quality companies with solid financial strength and growth prospects, and employ leverage and futures on a periodic basis reflecting a market timing strategy. As the Fund continues to invest aggressively primarily in equity securities, often involving special situations and emerging growth companies, we believe many future investment opportunities for capital appreciation will become available. The Fund's flexibility to invest in large or small capitalization companies, U.S. or foreign, and in many kinds of securities, gives it the advantage of being able to consider participating in an investment in whatever form it may take in our pursuit of capital appreciation.

                            Market Review and Outlook

     The second quarter of this year was good for stocks, and is mostly the reason for the overall gains in the first half. For example, the S&P 500 was up 15.4% in the second quarter, but up only 11.8% in the first half; the Russell 2000 was up 23.4% in the second quarter, but up only 17.9% in the first half. Somewhat differently, the Nasdaq Composite was up 21.1% in the second quarter, and up 21.9% in the first half. The second quarter market rally was the best quarter for the S&P 500 since 1998 and, for the first time since 1989, all 10 industry sectors in the S&P 500 showed gains greater than 5%. Interestingly, since World War II the S&P 500 gained in more than 80% of the quarters that followed the 27 quarters in which it had gained at least 10%.

     Yet in the current post-bubble stock market cycle, normal equity valuations are still elusive. The price/earnings multiple and dividend yield of the S&P 500, of approximately 22 and 1.6% respectively, are at levels more often seen at bull market peaks. Also troubling, in June the ratio of insider sales to buys reached six-year highs. Junk bonds and housing seem to be having their own valuation bubbles, probably as a result of the extremely accommodative approach of the Federal Reserve in cutting its target Federal Funds rate to only 1% on June 25, 2003. We have become increasingly concerned about these developing conditions and, although leveraged in our selected stocks during most of the first half, we decided to hedge an otherwise overbought market by occasionally taking short positions in S&P 500 futures, and thus did not fully participate in the second quarter rally, leading to a first half return of -4.65%.

     Looking ahead, we believe that equity markets may have overreacted to the initial outcome in Iraq and falling interest rates, and have overlooked real economic conditions. Industrial activity has remained subdued. The economy's apparent strength seems to be largely the result of the record low interest rates, which encourage the consumer to support the U.S. economy through new home and automobile purchases, re-financing of mortgages, and other new household debt, notwithstanding stubborn unemployment. Accordingly, we remain cautious about the short term outlook.

     Longer term, we remain optimistic about the future of the overall markets. We are confident that the current cycle of deflation and economic weakness will be ended by the Fed with its massive injection of monetary liquidity and the Bush administration's ongoing fiscal stimulus and numerous proposals designed to boost consumer confidence and consumption. Of interest to investors, the changes to the tax treatment of dividends and capital gains could have a pronounced influence on markets and public companies which may lead to attractive opportunities for the Fund.

                                 TOP 10 HOLDINGS
                               AS OF JUNE 30, 2003
--------------------------------------------------------------------------------
1    Mills Corp.
--------------------------------------------------------------------------------
2    Berkshire Hathaway Inc. Class B
--------------------------------------------------------------------------------
3    Hilton Hotels Corp.
--------------------------------------------------------------------------------
4    The Proctor & Gamble Company
--------------------------------------------------------------------------------
5    3M Co.
--------------------------------------------------------------------------------
6    J.P. Morgan Chase & Co.
--------------------------------------------------------------------------------
7    AT&T Wireless Services
--------------------------------------------------------------------------------
8    Johnson & Johnson
--------------------------------------------------------------------------------
9    Wal-Mart Stores, Inc.
--------------------------------------------------------------------------------
10   PepsiCo, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        --------------------------------
                              Midas Dollar Reserves
                        --------------------------------
                               C O M M E N T A R Y

We are very pleased to submit this Semi-Annual Report for the first half of the 2003 year, and to welcome our new shareholders who have made their investment since our last Report. We note that the Fund's all-weather income and safety conscious approach and free check writing have made it an attractive vehicle for a program of steady monthly investing. To make investing in the Fund as easy, safe, convenient and affordable as possible, we offer three different plans, the Midas Bank Transfer Plan, the Midas Salary Investing Plan and the Midas Government Direct Deposit Plan. For information on these free services simply give us a call and we will help you get started.

                      Fund Investments, Review and Outlook

     In conditions such as these of economic uncertainty, the Fund's objective of seeking maximum current income consistent with preservation of capital and maintenance of liquidity has great appeal to safety conscious investors. Midas Dollar Reserves invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities (U.S. Government Securities). The U.S. Government Securities in which the Fund may invest include U.S. Treasury bills and notes and certain agency securities that are backed by the full faith and credit of the U.S. Government. The Fund also may invest without limit in securities issued by U.S. Government agencies and instrumentalities that may have different degrees of U.S. backing as to principal or interest but which are not backed by the full faith and credit of the U.S. Government.

     In the first half of the year, corporate earnings improved moderately and the consumer appeared to be regaining confidence in the markets. Yet, unemployment remained above average and hiring was sluggish. In addition, prospects for further improvements in the manufacturing sector from increased productivity and cost cutting seemed unclear. In this environment, on June 25th the Federal Reserve Bank lowered the Federal Funds rate from 1.25% to 1.00%, a sign of the Bank's intention to maintain an accommodative rate environment and prevent economic disinflation.

     Looking ahead to the second half of the year, we believe the economy is poised to grow. The second quarter was better than the first and the economy could continue to strengthen in the second half of 2003. Our conclusion at this time is that the Federal Reserve will remain cautious and that a move to raise rates is unlikely through the end of the year.

                     Check Writing Privilege for Easy Access

     Many shareholders are establishing free, unlimited check writing privileges at Midas Dollar Reserves. In addition to providing easy access to your account, it enables you to continue receiving dividends until your check is presented for payment. The minimum amount each check may be for is only $250 and there is no maximum to the number of checks you may write. Checkbooks are free and there is no per check or any other charge to your account for this attractive service.

                     Contact Us for Information and Services

     If you have any questions or would like further information on the Midas Funds Family, or our Traditional or Roth IRAs, as well as our Education Savings Accounts, we would be very pleased to hear from you. Just call 1-800-400-MIDAS
(6432) and an Investor Service Representative will be very glad to assist you, as always, without obligation on your part.

                                 TOP 10 HOLDINGS
                               AS OF JUNE 30, 2003
--------------------------------------------------------------------------------
1    Federal Home Loan Bank, 7/31/03
--------------------------------------------------------------------------------
2    Farmer Mac Discount Notes, due 7/24/03
--------------------------------------------------------------------------------
3    Freddie Mac Discount Notes, due, 8/11/03
--------------------------------------------------------------------------------
4    Freddie Mac Discount Notes, due, 8/18/03
--------------------------------------------------------------------------------
5    Freddie Mac Discount Notes, due, 10/20/03
--------------------------------------------------------------------------------
6    Federal National Mortgage Corp., 7/09/03
--------------------------------------------------------------------------------
7    Federal National Mortgage Corp., 8/13/03
--------------------------------------------------------------------------------
8    Freddie Mac Discount Notes, due 9/18/03
--------------------------------------------------------------------------------
9    Federal Home Loan Bank, 8/22/03
--------------------------------------------------------------------------------
10   Federal Home Loan Bank,7/18/03
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Midas Fund, Inc.
--------------------------------------------------------------------------------
          Schedule of Portfolio Investments - June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
  Shares    COMMON STOCKS AND WARRANTS (100.00%)                    Market Value
--------------------------------------------------------------------------------

            Precious Metals and Resources (100.00%)
   21,500   Anglo American Platinum Corporation Limited              $   675,033
   92,000   Ashanti Goldfields Company Ltd.*                             733,240
  300,000   Barrick Gold Corp.                                         5,370,000
  503,100   Claude Resources, Inc.*                                      427,635
   54,000   Compania de Minas Buenaventura S.A.A. ADR                  1,624,860
  400,000   Eldorado Gold Corp.*                                         696,000
  100,000   Freeport-McMoRan Copper & Gold, Inc. Class B               2,450,000
   96,000   Gencor Limited                                                 1,402
  100,000   Glamis Gold Ltd.*                                          1,147,000
  392,900   Golden Cycle Gold Corp.* (note 3)                          5,893,500
  200,000   Gold Fields Limited ADR                                    2,436,000
  160,000   Harmony Gold Mining Company Limited ADR                    2,155,200
  750,000   High River Gold Mines Ltd*                                   943,848
  400,000   IAMGOLD Corp.*                                             1,976,000
    8,428   Impala Platinum Holdings Limited                             499,064
   52,000   Impala Platinum Holdings Limited ADR                       1,544,072
1,752,000   Kenor ASA*                                                 1,088,140
  300,000   Kinross Gold Corporation*                                  2,025,000
  600,000   Lihir Gold Limited                                           523,104
    2,000   Lihir Gold Limited ADR                                        35,200
   49,140   Lonmin PLC ADR                                               617,886
  400,000   Meridian Gold Inc.*                                        4,596,000
  285,000   Mvelaphanda Resources Ltd.                                   688,608
  700,000   Newcrest Mining Limited*                                   3,591,308
   94,000   Newmont Mining Corp.                                       3,051,240
  380,000   Northgate Exploration Limited*                               414,200
  500,000   Placer Dome Inc.                                           6,135,000
  150,000   Randgold Resources Limited*                                2,550,000
  128,524   Sons of Gwalia Limited*                                      198,246
  230,000   SouthernEra Resources Ltd.*                                  895,422
1,600,000   Wheaton River Minerals Ltd.*                               2,027,405
  508,000   Wheaton River Minerals Ltd. warrants*                        243,009
                                                                     -----------
                                                                      57,252,622

               Total Investments (cost: $41,732,540) (100%)          $57,252,622

--------------------------------------------------------------------------------

*Indicates non-income producing security.

                                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                        Midas Special Equities Fund, Inc.
--------------------------------------------------------------------------------
          Schedule of Portfolio Investments - June 30, 2003 (Unaudited)

----------------------------------------------------------------------------------------------
 Shares     COMMON STOCKS (100.00%)                                               Market Value
----------------------------------------------------------------------------------------------
            Beverages (4.64%)
   19,000   PepsiCo, Inc.                                                          $   845,500

            Fire, Marine & Casualty Insurance (17.65%)
   12,000   American International Group, Inc.                                         662,160
    1,050   Berkshire Hathaway Inc. Class B*                                         2,551,500
                                                                                   -----------
                                                                                     3,213,660
            Hotels & Motels (6.67%)
   95,000   Hilton Hotels Corp.                                                      1,215,050

            Motor Vehicle Parts & Accessories (4.42%)
   30,000   Honeywell International Inc.                                               805,500

            National Commercial Banks (5.97%)
   31,800   J.P. Morgan Chase & Co.                                                  1,086,924

            Office Machines (6.02%)
    8,500   3M Co.                                                                   1,096,330

            Periodicals: Publishing or Publishing & Printing (4.07%)
   79,000   Martha Stewart Living Omnimedia, Inc.*                                     741,810

            Pharmaceutical Preparations (9.99%)
   20,000   Johnson & Johnson                                                        1,034,000
   23,000   Pfizer Inc.                                                                785,450
                                                                                   -----------
                                                                                     1,819,450
            Precious Metals and Resources (1.00%)
  292,000   Kenor ASA*                                                                 182,035

            Real Estate Investment Trusts (18.52%)
  100,500   The Mills Corp.                                                          3,371,775

            Retail-Variety Stores (5.01%)
   17,000   Wal-Mart Stores, Inc.                                                      912,390

            Security Brokers, Dealers & Flotation Companies (3.72%)
   67,204   The Charles Schwab Corp.                                                   678,088

            Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics (6.37%)
   13,000   The Procter & Gamble Company                                             1,159,340

            Telephone Communications (5.93%)
  131,500   AT&T Wireless Services Inc.*                                             1,079,616
                                                                                   -----------

               Total Investments (cost: $15,925,765) (100.00%)                     $18,207,468

----------------------------------------------------------------------------------------------
Contracts
----------------------------------------------------------------------------------------------
            SHORT FUTURES POSITION (Note 6)
       30   S&P 500 Futures, September 2003

----------------------------------------------------------------------------------------------

*Indicates non-income producing security.

                                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                           Midas Dollar Reserves, Inc.
--------------------------------------------------------------------------------
          Schedule of Portfolio Investments - June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
Par Value    U.S. GOVERNMENT AGENCIES (100.00%)             Yield*     Value**
--------------------------------------------------------------------------------

$  645,000   Farmer Mac, due 9/10/03                         1.08%   $   643,626
   820,000   Federal Home Loan Bank, due 7/11/03             1.06%       819,738
   925,000   Federal Home Loan Bank, due 7/18/03             1.12%       924,489
   925,000   Federal Home Loan Bank, due 7/30/03             1.14%       924,136
   735,000   Federal Home Loan Bank, due 8/01/03             1.12%       734,281
   896,000   Federal Home Loan Bank, due 8/08/03             0.95%       895,094
   975,000   Federal Home Loan Bank, due 8/22/03             1.16%       973,363
   790,000   Federal Home Loan Bank, due 8/25/03             1.07%       788,709
   450,000   Federal Home Loan Bank, due 12/23/03            0.97%       447,900
   745,000   Federal National Mortgage Assn., due 7/02/03    0.49%       744,980
 1,000,000   Federal National Mortgage Assn., due 7/09/03    1.05%       999,741
 1,500,000   Federal National Mortgage Assn., due 7/31/03    1.17%     1,498,510
 1,000,000   Federal National Mortgage Assn., due 8/13/03    1.15%       998,622
   690,000   Freddie Mac, due 7/10/03                        1.06%       689,800
 1,200,000   Freddie Mac, due 7/24/03                        1.16%     1,199,090
 1,140,000   Freddie Mac, due 8/11/03                        1.17%     1,138,473
   840,000   Freddie Mac, due 8/14/03                        1.01%       838,952
 1,140,000   Freddie Mac, due 8/18/03                        1.15%     1,138,252
   900,000   Freddie Mac, due 9/04/03                        0.95%       898,463
 1,000,000   Freddie Mac, due 9/18/03                        0.91%       998,005
   710,000   Freddie Mac, due 9/30/03                        1.60%       707,164
 1,125,000   Freddie Mac, due 10/20/03                       0.91%     1,121,879
                                                                     -----------

               Total Investments (100.00%)                           $20,123,267
                                                                     -----------

* Represents annualized yield at date of purchase for discount securities, or coupon for coupon-bearing securities.
** Cost of investments for financial reporting and for Federal income tax purposes is the same as value.
--------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                      Statements of Assets and Liabilities
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                                           Midas
                                                                  Special        Midas
                                                   Midas         Equities        Dollar
June 30, 2003 (Unaudited)                           Fund           Fund         Reserves
-----------------------------------------------------------------------------------------
Assets
Investments at cost                            $  41,732,540   $ 15,925,765   $20,123,267
-----------------------------------------------------------------------------------------
Investments at market value                    $  57,252,622   $ 18,207,468   $20,123,267
Cash                                                      --             --         9,778
Receivables:
   Dividends and interest                            120,344          1,530            --
   Fund shares sold                                   66,172             --        44,227
Other assets                                          23,779          6,667         6,471
-----------------------------------------------------------------------------------------
   Total assets                                   57,462,917     18,215,665    20,183,743
=========================================================================================

Liabilities
Payables:
   Demand notes payable to bank (note 5)           7,617,896      1,007,994            --
   Fund shares redeemed                               88,597          5,315         1,326
Accrued expenses                                      72,249         54,319        47,416
Accrued management and distribution fees              47,274         23,308            --
-----------------------------------------------------------------------------------------
   Total liabilities                               7,826,016      1,090,936        48,742
=========================================================================================

Net Assets                                     $  49,636,901   $ 17,124,729   $20,135,001
-----------------------------------------------------------------------------------------
Shares outstanding, $0.01 par value               33,038,088      1,391,499    20,135,038

Net Asset Value, Offering and
   Redemption Price Per Share                  $        1.50   $      12.31   $      1.00
At June 30, 2003, net assets consisted of:
Paid-in capital                                $ 240,884,539   $ 26,234,849   $20,135,037
Accumulated net realized loss on investments    (206,767,720)   (11,391,823)          (36)
Net unrealized appreciation on investments
   and futures                                    15,520,082      2,281,703            --
-----------------------------------------------------------------------------------------
                                               $  49,636,901   $ 17,124,729   $20,135,001
=========================================================================================

-----------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                            Statements of Operations
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                                           Midas
                                                                    Special       Midas
For the Six Months Ended June 30, 2003                 Midas        Equities     Dollar
(Unaudited)                                             Fund          Fund      Reserves
----------------------------------------------------------------------------------------
Investment Income
Dividends                                           $   331,775   $   256,955   $     --
Interest                                                     88            50    127,073
Other                                                     3,376            --         --
----------------------------------------------------------------------------------------
   Total investment income                              335,239       257,005    127,073
========================================================================================

Expenses
Investment management (note 3)                          236,350        79,639     51,392
Transfer agent                                          111,450        50,695     21,720
Distribution (note 3)                                    59,088        84,633     25,696
Registration (note 3)                                    55,485        24,683     10,792
Professional (note 3)                                    30,541        24,935     41,617
Printing                                                 23,850         9,050      8,730
Directors                                                 8,950        10,860      7,792
Custodian                                                 8,055           715      1,353
Other                                                     9,123         6,335      9,006
----------------------------------------------------------------------------------------
   Total operating expenses                             542,892       291,545    178,098
      Loan interest and fees (note 5)                    37,552        13,522        120
      Investment management and distribution
         plan expenses waived (note 3)                       --            --    (77,088)
----------------------------------------------------------------------------------------
      Net expenses                                      580,444       305,067    101,130
----------------------------------------------------------------------------------------
      Net investment income (loss)                     (245,205)      (48,062)    25,943
========================================================================================

Realized and Unrealized Gain (Loss)
   On Investments, Foreign Currencies and Futures
Net realized gain (loss) from
   security transactions and futures transactions     1,657,065    (1,830,621)       (36)
Unrealized appreciation (depreciation) of
   investments during the period                     (2,461,818)      923,012         --
----------------------------------------------------------------------------------------
      Net realized and unrealized loss
         on investments, foreign currencies
         and futures                                   (804,753)     (907,609)       (36)
========================================================================================
      Net increase (decrease) in net assets
         resulting from operations                  $(1,049,958)  $  (955,671)  $ 25,907
========================================================================================

----------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                    Midas Fund           Midas Special Equities Fund     Midas Dollar Reserves
---------------------------------------------------------------------------------------------------------------------------------
                                             Six Months                   Six Months                   Six Months
                                               Ended                        Ended                        Ended
For the Years Ended (unless otherwise         6/30/03                      6/30/03                      6/30/03
indicated)                                  (Unaudited)     12/31/02     (Unaudited)     12/31/02      (Unaudited)     12/31/02
---------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income (loss)                $  (245,205)  $   (460,470)   $   (48,062)  $  (224,244)   $    25,943   $     163,814
Net realized loss from foreign currency
   and futures transactions                          --             --     (1,043,335)    1,332,105             --             --
   Net realized gain (loss) from security
      transactions                            1,657,065        362,245       (787,286)      111,404            (36)           (49)
   Unrealized appreciation (depreciation)
      of investments, futures and foreign
      currencies during the period           (2,461,818)    22,626,265        923,012    (3,522,382)            --             --
---------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets
   resulting from operations                 (1,049,958)    22,528,040       (955,671)   (2,303,117)        25,907        163,765

Distributions to Shareholders
Distributions to shareholders                        --             --             --            --        (25,943)      (163,814)

Capital Share Transactions
Change in net assets resulting from
   capital share transactions (a)            (4,101,878)    (6,297,137)      (803,746)   (1,507,469)      (834,547)    (5,021,600)
---------------------------------------------------------------------------------------------------------------------------------
Total change in net assets                   (5,151,836)    16,230,903     (1,759,417)   (3,810,586)      (834,583)    (5,021,649)

Net Assets
Beginning of period                          54,788,737     38,557,834     18,884,146    22,694,732     20,969,584     25,991,233
---------------------------------------------------------------------------------------------------------------------------------
End of period                               $49,636,901   $ 54,788,737    $17,124,729   $18,884,146    $20,135,001   $ 20,969,584
=================================================================================================================================
(a)Capital Share Transactions were as follows:

Value
Shares sold                                 $ 3,319,267   $ 16,450,942    $   454,190   $   450,198    $ 3,960,314   $  7,437,116
Shares issued in reinvestment of
   distributions                                     --             --             --            --         24,913        161,658
Shares redeemed                              (7,421,145)   (22,748,079)    (1,257,936)   (1,957,667)    (4,819,822)   (12,620,374)
---------------------------------------------------------------------------------------------------------------------------------

   Net decrease                             $(4,101,878)  $ (6,297,137)   $  (803,746)  $(1,507,469)   $  (834,547)  $ (5,021,600)

Number
Shares sold                                   2,327,686     12,634,942         38,868        34,319      3,960,362      7,437,116
Shares issued in reinvestment of
   distributions                                     --             --             --            --         24,913        161,658
Shares redeemed                              (5,188,239)   (17,464,452)      (110,493)     (141,781)    (4,819,822)   (12,620,374)
---------------------------------------------------------------------------------------------------------------------------------

   Net decrease                              (2,860,553)    (4,829,510)       (71,625)     (107,462)      (834,595)    (5,021,600)

---------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                    Notes to Financial Statements - Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

1 The Midas Funds are all Maryland corporations registered under the Investment Company Act of 1940, as amended ("1940 Act"), as open-end management investment companies. Midas Fund, Inc.'s investment objectives are primarily capital appreciation and protection against inflation and, secondarily, current income. The Fund seeks to achieve these objectives by investing at least 65% of its total assets primarily in (1) securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and (2) gold, silver and platinum bullion.

          Midas Special Equities Fund, Inc.'s investment objective is capital appreciation. The Fund seeks capital appreciation by investing aggressively in equity securities, futures, options, and debt instruments.

          Midas Dollar Reserves, Inc. seeks to provide its shareholders maximum current income consistent with preservation of capital and maintenance of liquidity. The Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities.

          The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. With respect to security valuation, investments in securities traded on a national securities exchange, unless over-the-counter quotations for such securities are believed to more closely reflect their fair value, and securities traded on the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day, securities traded in the over-the-counter market that are not on NMS, and foreign securities are valued at the mean between the current bid and asked prices. Securities of foreign issuers denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Futures and forward contracts are marked to market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded by the Funds equal to the difference between the opening and closing value of the contract. A Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Investment transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis.

          In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

2 Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and net capital gains, if any, after utilization of any capital loss carryforward, to shareholders and therefore no Federal income tax provision is required.

          Distributions from net realized gains, if any, are normally declared and paid annually. Distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards, post-October capital losses, net operating losses and foreign currency transactions.

          At December 31, 2002, Midas Fund, Inc. had an unused capital loss carryforward of approximately $207,829,100 of which $2,304,400, $25,267,300, $12,176,100, $88,953,000, $72,327,900 and $6,800,400 expires in 2004, 2005, 2006, 2007, 2008 and 2009, respectively. At December 31,
     2002, Midas Special Equities Fund, Inc. had an unused capital loss carryforward of approximately $9,831,200 of which $789,400 and $9,041,800 expires in 2008 and 2009, respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Notes to Financial Statements - Unaudited
                                C O N T I N U E D
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3 Under the investment management agreement of Midas Fund, Inc., Midas Management Corporation (the "Investment Manager") receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $200 million, .95% from $200 million to $400 million, .90% from $400 million to $600 million, .85% from $600 million to $800 million, .80% from $800 million to $1 billion and .75% over $1 billion. Under the investment management agreement of Midas Special Equities Fund, Inc., the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $10 million, 7/8 of 1% from $10 million to $30 million, 3/4 of 1% from $30 million to $150 million, 5/8 of 1% from $150 million to $500 million, and 1/2 of 1% over $500 million. Under the investment management agreement of Midas Dollar Reserves, Inc., the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of .50 of 1% of the first $250 million, .45 of 1% from $250 million to $500 million, and .40 of 1% over $500 million. For Midas Dollar Reserves, Inc., the Investment Manager voluntarily waived its $51,392 management fee for the six months ended June 30, 2003.

          Pursuant to the investment management agreements with each Fund, the Investment Manager has agreed to waive its fee or reimburse any Fund to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Funds are qualified for sale, although currently the Funds are not subject to any such limits. Each Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act. Under each Plan, each Fund pays the Fund's Distributor, Investor Service Center, Inc., an affiliate of the Investment Manager, a fee of .25% (Midas Fund, Inc. and Midas Dollar Reserves, Inc.) and 1.00% (Midas Special Equities Fund, Inc.) for distribution and shareholder services. The shareholder service fee is intended to cover personal services provided to the shareholders of the Funds and the maintenance of shareholder accounts. The distribution fee is to cover all other activities and expenses primarily intended to result in the sale of the Funds' shares. For Midas Dollar Reserves, Inc. the Distributor voluntarily waived its $25,696 distribution fee for the six months ended June 30, 2003.

          Certain officers and directors of the Funds are officers and directors of the Investment Manager and the Funds' Distributor. The Funds reimbursed the Investment Manager $120,599 for providing certain administrative and accounting services at cost during the six months ended June 30, 2003. In addition, Midas Fund, Inc. paid the Distributor $19,474 for payments made to certain brokers for record keeping services. An officer and director of the Funds, the Distributor, and the Investment Manager was elected in June 2003 to the board of directors of Golden Cycle Gold Corporation ("GCC"). GCC comprised 10.29% of Midas Fund, Inc.'s total investments and is 20.59% owned by Midas Fund, Inc. (therefore an "affiliate" under the 1940 Act). Remuneration from GCC for such directorship is paid to Midas Fund, Inc. Due to limited trading in GCC and the Fund's large position, a portion of the position may be illiquid.

--------------------------------------------------------------------------------

4 At June 30, 2003, aggregate cost and net unrealized appreciation (depreciation) of securities for federal income tax purposes were as follows:

                                         Federal Income   Gross Unrealized   Gross Unrealized   Net Unrealized
     June 30, 2003                          Tax Cost        Appreciation       Depreciation      Appreciation
     ---------------------------------------------------------------------------------------------------------
     Midas Fund, Inc.                      $41,732,540       $17,895,144        $2,375,062        $15,520,082
     Midas Special Equities Fund, Inc.      15,925,765         3,460,771         1,179,068          2,281,703

     Purchases and sales of securities other than short term notes were as follows:

     For the Six Months Ended                   Purchases      Proceeds from the
     June 30, 2003                            of Securities   Sale of Securities
     ---------------------------------------------------------------------------
     Midas Fund, Inc.                          $20,047,874        $15,021,501
     Midas Special Equities Fund, Inc.           2,790,135          4,432,085

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Notes to Financial Statements - Unaudited
                                C O N T I N U E D
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5 The Funds have a committed bank line of credit at an interest rate equal to the Federal Reserve Funds Rate plus 1.00 percentage point for leveraging and/or temporary or emergency purposes. At June 30, 2003, the outstanding balance, and for the six months ended June 30, 2003, the weighted average interest rate and the weighted average amount outstanding were as follows:

     For the Six Months Ended            Outstanding   Weighted Average    Weighted Average
     June 30, 2003                         Balance       Interest Rate    Amount Outstanding
     ---------------------------------------------------------------------------------------
     Midas Fund, Inc.                     $7,617,896         2.04%            $3,660,243
     Midas Special Equities Fund, Inc.    $1,007,994         2.05%            $1,321,361
     Midas Dollar Reserves, Inc.                  --         2.05%            $   12,475

          The Funds participate in repurchase agreements with the Funds' custodian. The custodian takes possession of the underlying collateral securities which are valued daily to ensure that the fair market value, including accrued interest, is at least equal, at all times, to the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------

6 The Fund may engage in transactions in futures contracts. Upon entering into a futures contract, the Fund is required to segregate for the broker at the custodian bank an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily change in the contract is included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed. Futures transactions sometimes may reduce returns or increase volatility. In addition, futures can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain futures could have a potentially large impact on a Fund's performance. At June 30, 2003, Midas Special Equities Fund, Inc. has an open short position of 30 September 2003 S&P 500 futures contracts with an unrealized gain of $69,000.

--------------------------------------------------------------------------------
                     Financial Highlights - Midas Fund, Inc.
--------------------------------------------------------------------------------

                                                           Six Months
                                                              Ended                   Years Ended December 31,
                                                             6/30/03     ---------------------------------------------------
                                                           (Unaudited)      2002       2001       2000       1999       1998
----------------------------------------------------------------------------------------------------------------------------
Per Share Data*
Net asset value at beginning of period                      $  1.53      $   .95    $   .84    $  1.36    $  1.51    $  2.11
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment loss                                         (.01)        (.01)      (.01)      (.02)      (.01)        --
   Net realized and unrealized gain (loss) on investments      (.02)         .59        .12       (.50)      (.14)      (.60)
----------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                         (.03)         .58        .11       (.52)      (.15)      (.60)
----------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                               1.50      $  1.53    $   .95    $   .84    $  1.36    $  1.51
============================================================================================================================
Total Return                                                  (1.96)%      61.05%     13.10%    (38.24)%    (9.93)%   (28.44)%
============================================================================================================================
Ratios/Supplemental Data
Net assets at end of period (000's omitted)                 $49,637      $54,789    $38,558    $34,820    $71,820    $87,841
============================================================================================================================
Ratio of total expenses to average net assets /(a)/            2.40%**      2.58%      2.83%      3.48%      2.81%      2.33%
============================================================================================================================
Ratio of net investment loss to average net assets            (1.02)%**     (.93)%     (.75)%    (2.35)%     (.80)%     (.02)%
============================================================================================================================
Portfolio turnover rate                                          28%          45%        61%       109%        74%        27%
============================================================================================================================

 * Per share net investment loss and net realized and unrealized gain (loss) on investments are based on average shares outstanding and had no effect on net asset value per share.
**   Annualized
(a) Ratio after transfer agent and custodian credits was 2.81%, 3.40%, 2.73%, and 2.30%, for the years ended December 31, 2001, 2000, 1999, and 1998 respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Financial Highlights - Midas Special Equities Fund, Inc.
--------------------------------------------------------------------------------

                                                            Six Months
                                                              Ended                    Years Ended December 31,
                                                             6/30/03     ---------------------------------------------------
                                                           (Unaudited)     2002       2001       2000       1999       1998
----------------------------------------------------------------------------------------------------------------------------
Per Share Data*
Net asset value at beginning of period                       $ 12.91     $ 14.45    $ 20.02    $ 26.56    $ 20.34    $ 23.38
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment loss                                          (.03)       (.14)      (.17)      (.39)      (.27)      (.61)
   Net realized and unrealized gain (loss) on investments       (.58)      (1.39)     (5.40)     (5.27)      6.49       (.65)
----------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                          (.61)      (1.53)     (5.57)     (5.66)      6.22      (1.26)
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Distributions to shareholders                                  --          --         --       (.88)        --      (1.78)
----------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net asset value                   (.61)      (1.53)     (5.57)     (6.54)      6.22      (3.04)
----------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                             $ 12.32     $ 12.92    $ 14.45    $ 20.02    $ 26.56    $ 20.34
============================================================================================================================
Total return                                                   (4.57)%    (10.66)%    (27.8)%    (22.2)%     30.6%      (5.0)%
============================================================================================================================
Ratios/Supplemental Data
Net assets at end of period (000's omitted)                  $17,125     $18,884    $22,695    $29,036    $41,629    $36,807
============================================================================================================================
Ratio of expenses before interest expense                       3.40%**     3.41%      3.37%      2.77%      2.71%      2.63%
============================================================================================================================
Ratio of total expenses to average net assets /(a)/             3.58%**     3.69%      3.81%      3.44%      3.13%      3.42%
============================================================================================================================
Ratio of net investment loss to average net assets              (.56)%     (1.08)%    (1.12)%    (1.77)%    (1.44)%    (2.57)%
============================================================================================================================
Portfolio turnover rate                                           15%         20%       102%       248%       159%        97%
============================================================================================================================

 * Per share net investment loss and net realized and unrealized gain (loss) on investments are based on average shares outstanding and had no effect on net asset value per share.
**   Annualized
(a) Ratio after transfer agent and custodian fee credits was 3.80%, 3.42%, and 3.04%, for the years ended December 31, 2001, 2000, and 1999 respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               Financial Highlights - Midas Dollar Reserves, Inc.
--------------------------------------------------------------------------------

                                                           Six Months
                                                             Ended                  Years Ended                Six Months    Year
                                                            6/30/03    --------------------------------------    Ended      Ended
                                                          (Unaudited)  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98    6/30/98
----------------------------------------------------------------------------------------------------------------------------------
Per Share Data
Net asset value at beginning of period                      $ 1.000     $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000    $ 1.000
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                       .001        .007      .031      .056      .043      .022       .048
Less distributions:
   Distributions to shareholders                              (.001)      (.007)    (.031)    (.056)    (.043)    (.022)     (.047)
   Tax return of capital to shareholders                         --          --        --        --        --        --      (.001)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                            $ 1.000     $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000    $ 1.000
==================================================================================================================================
Total return                                                   0.12%       0.63%     3.11%     5.74%     4.38%     4.46%**    4.88%
==================================================================================================================================
Ratios/Supplemental Data
Net assets at end of period (000's omitted)                 $20,135     $20,970   $25,991   $58,502   $64,250   $65,535    $61,602
==================================================================================================================================
Ratio of total expenses to average net assets /(a)//(b)/        .96%**     1.09%     1.11%      .84%      .94%      .93%**     .86%
==================================================================================================================================
Ratio of net investment income to average net
   assets /(c)/                                                 .25%**      .69%     3.51%     5.54%     4.30%     4.43%**    4.71%
==================================================================================================================================

**   Annualized.
(a) Ratio prior to waiver by the Investment Manager and Distributor was 1.72%, 1.84%, 1.64%, 1.09%, 1.34%, and 1.30%** for the six months ended June 30,
     2003, years ended December 31, 2002, 2001, 2000 and 1999, the six months ended December 31, 1998 and the year ended June 30, 1998, respectively.
(b) Ratio after transfer agent and custodian fee credits was 1.06% and 0.80% for the years ended December 31, 2001 and 2000, respectively.
(c) Ratio prior to waiver by the Investment Manager and Distributor was (.25)%, (.06)%, 2.92%, 5.29%, 3.90%, 4.06%**, and 4.37% for the years ended
     December 31, 2002, 2001, 2000 and 1999, the six months ended December 31, 1998 and the year ended June 30, 1998, respectively.

--------------------------------------------------------------------------------

[LOGO] Midas FUNDS ACCOUNT Use this Account Application to open a regular Midas account. Discovering Opportunities APPLICATION For a Midas IRA Application, call toll-free 1-800-400-MIDAS (6432) or access our web site at
                                                         www.midasfunds.com.
                                                         Return this completed
                                                         Account Application in
                                                         the enclosed envelope
                                                         or mail to: Midas
                                                         funds, Box 6110,
                                                         Indianapolis, IN
                                                         46206-6110.

==============================================================================================================================
1.   Registration (Please Print) For assistance with this Application, please call 1-800-400-MIDAS (6432) 8a.m. - 6p.m.
     eastern time.

     Individual:

     -------------------------------------------------------------------------------------------------------------------------
     First Name           Middle Initial           Last Name           Social Security Number          Date of Birth

     Joint Tenant: Note: Registration will be Joint Tenants with Right of Survivorship, unless otherwise specified.

     -------------------------------------------------------------------------------------------------------------------------
     First Name           Middle Initial           Last Name           Social Security Number          Date of Birth

     Gift/Transfer to a Minor:

                                                   as Custodian for
     -------------------------------------------------------------------------------------------------------------------------
     Name of Custodian (only one)                                      Name of Minor (only one)

     under the            Uniform Gifts/Transfers to Minors Act.
     -------------------------------------------------------------------------------------------------------------------------
        Custodian's State of Residence                   Minor's Social Security Number                Minor's Date of Birth

     Corporations, Partnerships, Trusts and others: Note: Please attach corporate/trust/other resolution.

     -------------------------------------------------------------------------------------------------------------------------
     Name of Corporation, Partnership,               Name of Individual(s) Authorized to Act for the Corporation,
     or other Organization                           Partnership, or other Organization

     -------------------------------------------------------------------------------------------------------------------------
     Tax I.D. Number      Name of Trustee(s)         Date of Trust Instrument

==============================================================================================================================
2. Mailing Address, Telephone Number, and Citizenship

     -------------------------------------------------------------------------------------------------------------------------
     Street               City                       State / Zip       Daytime Telephone               E-mail address

     Citizen of: ( )U.S. ( )Other:                   Citizen of: (  )U.S. ( )Other:
     -------------------------------------------------------------------------------------------------------------------------
     Owner                If other, attach IRS       Joint Owner                                       If other, attach IRS
                          Form W-8                                                                     Form W-8

==============================================================================================================================
3.   Fund(s) chosen and amount invested ($1,000 minimum per Fund) Note: The
     $1,000 initial investment minimum is waived if you elect to invest $100 or more each month through the Midas Automatic Investment Program (see Section
     6).

        Midas Dollar Reserves       $                                      Midas Fund $
                                     ----------                                        ----------

        Midas Special Equities Fund $                                           TOTAL $
                                     ----------                                        ----------

     By Check: Please draw your check to the order of Midas Funds and enclose with this Application. Third party checks will not be accepted.

     By Wire: Please call 1-800-400-MIDAS (6432) 8a.m. - 6p.m. eastern time to be assigned an account number before making an initial investment by wire.

     Please indicate the assigned account number                          and the date the wire was sent                     .
                                                 ------------------------                                --------------------

==============================================================================================================================
4. Distributions If no circle is checked, the Automatic Compounding Option will be assigned to increase the shares you own.

     [ ] Automatic Compounding Option Dividends and distributions reinvested in additional shares.

     [ ] Payment Option [ ] Dividends in cash, distributions reinvested. [ ]
Dividends and distributions in cash.

     To have distributions paid in cash by Midas Electronic Funds Transfer service, please complete Section 7 below.

==============================================================================================================================
5. Check Writing Privilege for Midas Dollar Reserves - Signature Card

     I am investing in Midas Dollar Reserves and would like free check writing
     (minimum $250 per check). Please send free personalized checks. I have read and agree to the Check Writing Account Agreement on the reverse of this Signature Card.

     Please permit a single signature on checks drawn on joint accounts, corporations, trusts, etc., unless the following circle is checked [ ].


     -------------------------------------------------------------------------------------------------------------------------
     Signature                                   Signature of Joint Owner (if any)

     -------------------------------------------------------------------------------------------------------------------------
     Print Name                                  Print Name of Joint Owner (if any)

                                                                                                     (please continue on back)

==============================================================================================================================
6.   Midas Funds Automatic Investment Program

     [ ] Bank Transfer Plan Automatically purchase shares each month by transferring the dollar amount you specify from your regular checking account, NOW account or bank money market account. Please attach a voided bank account check.

       Fund Name:
                  -------------------------------

       Amount ($100 minimum): $                   Day of month: [ ] 10th [ ] 15th [ ] 20th
                               ------------------

     [ ] Salary Investing Plan The enrollment form will be sent to the address in Section 2 or call toll-free 1-800-400-MIDAS (6432) to have the form sent to your place of employment.

     [ ] Government Direct Deposit Plan Your request will be processed and you will receive the enrollment form.

==============================================================================================================================
7.   Investments and Redemptions by Telephone

     Shareholders automatically enjoy the privilege of calling toll-free
     1-800-400-MIDAS (6432) or accessing their Midas Funds account on the web at www.midasfunds.com to purchase additional shares of a Fund or to expedite a redemption and have the proceeds sent directly to their address or to their bank account, unless declined by checking the following circle [ ]. The link with your bank offers flexible access to your money. Transfers occur only when you initiate them and may be made by either bank wire or bank clearinghouse transfer with the Midas Electronic Funds Transfer service.

     To establish the link to your bank, please attach a voided check from your bank account. One common name must appear on your Midas Funds account and bank account.

==============================================================================================================================
8. Signature and Certification to Avoid Backup Withholding

     "I certify that I have received and read the prospectus for the Midas
     Funds, agree to its terms, and have the legal capacity to purchase their shares. I understand that no certificates will be issued and that my confirmation statement will be evidence of my ownership of Fund shares. I acknowledge receipt of the Fund's privacy policy notice. I understand telephone conversations with representatives of the transfer agent and Investor Service Center, Inc. (collectively "Service Agents") are recorded and hereby consent to such recording. I agree that the Service Agents will not be liable for acting on instructions believed genuine and under reasonable procedures designed to prevent unauthorized transactions.

     I certify (1) the Social Security or taxpayer identification number provided above is correct, (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding, or (c) I have been notified by the IRS that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien)." (Please cross out item 2 if it does not apply to you.) The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.


     -------------------------------------------------------------------------------------------------------------------------
     Signature of [ ] Owner [ ] Trustee [ ] Custodian          Date          Signature of Joint Owner (if any)          Date

                                            --------------------------------------




                                            --------------------------------------

                                                                                                               MF-SARAPP-06/03

     Please tell us how you heard about Midas:
                                              --------------------------------------------------------------------------------

Check Writing Account Agreement

The payment of money is authorized by the signature(s) appearing on the reverse side. Each signatory guarantees the genuineness of the other signatures.

The Bank whose name appears on the checks issued by the Midas Funds is hereby appointed agent by the person(s) signing this card (the "Depositor(s)") and, as agent, is authorized and directed, upon presentment of checks to the Bank to transmit such checks to the applicable Midas mutual fund or its transfer agent as requests to redeem shares registered in the name of the Depositor(s) in the amounts of such checks for deposit in this checking account.

This checking arrangement is subject to the applicable terms and restrictions, including charges, set forth in the current Prospectus for each Midas mutual fund as to which the Depositor(s) has arranged to redeem shares by check writing. The Bank is further authorized to effect redemptions to defray the Bank's charges relating to this checking arrangement. The Depositor(s) agrees to be subject to the rules and regulations of the Bank pertaining to this checking arrangement as amended from time to time; that the Bank, Investor Service
Center, and Midas have the right to change, modify or terminate this check writing service at any time; and that the Bank shall be liable for its own negligence.

                         Shareholder Services

                          . Electronic Funds Transfers
                         . Automatic Investment Program . Retirement Plans:
                              Traditional Deductible IRA
                              Roth IRA
                              SEP-IRA
                              Simple IRA
                              403(b)
                           . Education Savings Account

                         Minimum Investments
                         . Regular Accounts: $1,000
                         . Retirement Plans, including Traditional Deductible IRA, Roth IRA, SEP-IRA, Simple IRA, and 403 (b): $1,000 . Education Savings Account: $1,000 . Automatic Investment Program: $100 . Subsequent Investments: $100

                         Midas Funds
                         P. O. Box 6110
                           Indianapolis, IN 46206-6110

[LOGO] The Midas Touch 1-800-400-MIDAS (6432) for Investment Information Account Access
                         Access Midas Funds at www.midasfunds.com.

                         Past performance does not guarantee future results. Investment return will fluctuate, so shares when redeemed may be worth more or less than their cost. Dollar cost averaging does not assure a profit or protect against loss in a declining market and investors should consider their ability to make purchases when prices are low. One of Midas' guiding principles is that we will communicate with our shareholders as candidly as possible because we believe shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the prospects of our portfolio holdings, Funds and the economy are "forward looking statements" which may or may not be accurate and may be materially different over future periods. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. Thus, you should not place undue reliance on forward looking statements, which also speak only as of the date of this Report. Current performance may be lower or higher than the performance of quoted herein. This Report and the financial statements it contains are submitted for the general information of the shareholders of the Midas Funds. The Report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which contains more complete information, including charges, risks and expenses. Please read it carefully before you invest or send money.
                         Investor Service Center, Inc., Distributor.

                                                                    ------------
[LOGO] Midas FUNDS PRSRT STD Discovering Opportunities US POSTAGE
                                                                            PAID
                                  LANCASTER PA
                                                                     PERMIT 1762
                                                                    ------------

Midas Funds
P.O. Box 6110
Indianapolis, IN 46206-6110

Return Service Requested

--------------------------------------------------------------------------------










--------------------------------------------------------------------------------

                                                                    MF-SAR-06/03


Item 2. Code of Ethics

Not applicable.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Reserved

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Reserved

Item 9. Controls and Procedures

(a)(i) The Principal Executive Officer and Principal Financial Officer have concluded that Midas Special Equities Fund, Inc.'s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act) provide reasonable assurances that material information relating to Midas Special Equities Fund, Inc. is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There were no significant changes in Midas Special Equities Fund, Inc. internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a)(i) above.

Item 10. Exhibits

(a)   Not applicable.
(b) Certification pursuant to Rule 30a-2 under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibit 99.CERT.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                Midas Special Equities Fund, Inc.

                                By:   /s/ Thomas B. Winmill
                                   ---------------------------------------------
                                      Thomas B. Winmill, President

                                Date: September 8, 2003